UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2005

Date of Report (Date of earliest event reported)

HARTE-HANKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7120	74-1677284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza Drive

San Antonio, Texas 78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 15, 2005, Harte-Hanks, Inc. (the “Company”) entered into amendments to several Non-Qualified Performance Stock Option Agreements (the “Amendments”), with several employees and executive officers, including Larry Franklin, Chairman; Richard M. Hochhauser, President and CEO; Peter E. Gorman, Senior Vice President and President, Harte-Hanks Shoppers; and Gary J. Skidmore, Senior Vice President – Direct Markets. The Amendments bring certain stock options into compliance with Section 409A of the Internal Revenue Code of 1986, as amended. The forms of the Amendments are attached as Exhibits 10.1.a and 10.1.b to this Current Report on Form 8-K. The following description of the Amendments is qualified in its entirety by reference to the provisions of the forms of Amendments attached as Exhibits 10.1.a and 10.1.b to this Current Report on Form 8-K.

Each Amendment modifies the Non-Qualified Performance Stock Option Agreements (the “Agreements”) previously entered into between the Company and each of the executive officers and certain other employees relating to an aggregate of 51,000 shares of the Company’s common stock at exercise prices of either $.66667 or $1.3333 per share. As amended, certain of the options granted under the Agreements (“Options”) will only be exercisable on the business day following the vesting date of each such Option at which time such employees or executive officers may either: (i) exercise the option and hold the shares acquired, or (ii) conduct an automatic cashless exercise. The vest dates of the Options occur on various dates from January 6, 2006 through January 25, 2008. The automatic cashless exercise will only occur if on the date of such exercise, the fair market value of the shares underlying the options exceeds the applicable option price for such shares. The forms of the Agreements are attached as Exhibits 10.2.a and 10.2.b to this Current Report on Form 8-K.

Item 8.01	Other Events

On December 15, 2005, the Company and certain of the employees and executive officers, including Peter E. Gorman, that entered into the Amendments described in Item 1.01 of this Current Report also entered into individual sales plans complying with Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended, for trading shares of the Company’s common stock. Under the respective sales plans, the Options will be exercised pursuant to a broker assisted transaction on the business day following the vesting date of each such Option, and all or a portion of the underlying shares will be sold on such date.

Item 9.01	Final Statements and Exhibits

(c) Exhibits

10.1.a	Form of Amendment to Harte-Hanks, Inc. Non-Qualified Performance Stock Option Agreement for officers

10.1.b	Form of Amendment to Harte-Hanks, Inc. Non-Qualified Performance Stock Option Agreement for non-officers

10.2.a	Form of Non-Qualified Performance Stock Option Agreement for grants dated January 6, 1997, September 24, 1997, January 7, 1998 and January 28, 1998.

10.2.b	Form of Non-Qualified Performance Stock Option Agreement for grants dated January 12, 1999 and January 25, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte-Hanks, Inc. Dated: December 19, 2005

By:	/s/ Sloane Levy
Sloane Levy
Vice President, General Counsel and Secretary

Exhibit No.	Description

10.1.a	Form of Amendment to Harte-Hanks, Inc. Non-Qualified Performance Stock Option Agreement for officers.

10.1.b	Form of Amendment to Harte-Hanks, Inc. Non-Qualified Performance Stock Option Agreement for non-officers.

10.2.a	Form of Non-Qualified Performance Stock Option Agreement for grants dated January 6, 1997, September 24, 1997, January 7, 1998 and January 28, 1998.

10.2.b	Form of Non-Qualified Performance Stock Option Agreement for grants dated January 12, 1999 and January 25, 1999.